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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

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                                                                                    JURISDICTION OF
NAME                                                             % OWNED            INCORPORATION
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
BALKAMP                                                            89.6%                 INDIANA
EIS, INC.                                                         100.0%                 GEORGIA
GENUINE PARTS FINANCE COMPANY                                     100.0%                 DELAWARE
GPC PROCUREMENT COMPANY                                           100.0%                  GEORGIA
MOTION INDUSTRIES                                                 100.0%                 DELAWARE
HUB SUPPLY COMPANY                                                100.0%                  KANSAS
NATIONAL AUTOMOTIVE PARTS ASSOCIATION                             100.0%                 MICHIGAN
S.P. RICHARDS                                                     100.0%                  GEORGIA
HORIZON USA DATA SUPPLY, INC.                                     100.0%                  NEVADA
JOHNSON INDUSTRIES, INC.                                          100.0%                  GEORGIA
MANCO TRUCKING                                                    100.0%                 ILLINOIS
1ST CHOICE AUTO PARTS, INC.                                        51.0%                  GEORGIA
AUTO PARTS OF JUPITER, INC.                                        51.0%                  GEORGIA
PARTS OF HILLSVILLE, INC.                                          70.0%                  GEORGIA
CAROLINA PIEDMONT CORPORATION                                      51.0%                  GEORGIA
PUEBLO AUTOMOTIVE, INC.                                            51.0%                  GEORGIA
CLINTON COUNTY AUTO SUPPLY, INC.                                   51.0%                  GEORGIA
WHITE COUNTY AUTO SUPPLY, INC.                                     51.0%                  GEORGIA
MIDLAND AUTO AND TRUCK SUPPLY, INC.                                70.0%                  GEORGIA
WEST MARION COUNTY AUTO PARTS AND ACCESSORIES, INC.                70.0%                  GEORGIA
SERVICE FIRST AUTO, INC.                                           51.0%                  GEORGIA
THE FLOWERS COMPANY                                                49.0%              NORTH CAROLINA
GPC MEXICO, S.A. de C.V.                                          100.0%              PUEBLA, MEXICO
EIS MEXICO                                                        100.0%       GUADALAJARA, JALISCO, MEXICO
GENUINE PARTS HOLDINGS, LTD.                                      100.0%              ALBERTA, CANADA
MOTION INDUSTRIES (CANADA), INC.                                  100.0%              OTTAWA, ONTARIO
S. P. RICHARDS CO. CANADA, INC.                                   100.0%         BRITISH COLUMBIA, CANADA
UAP INC.                                                          100.0%              QUEBEC, CANADA
GARANAT INC.                                                      100.0%              FEDERAL, CANADA
UAPRO INC.                                                        100.0%              FEDERAL, CANADA
UNITED AUTO PARTS (Eastern) LTD.                                  100.0%              ONTARIO, CANADA
SERVICES FINANCIERS UAP INC.                                      100.0%              QUEBEC, CANADA
AUTOMOTEUR TERREBONNE LTEE                                        100.0%              QUEBEC, CANADA
CENTRE DI CULASSES DU QUEBEC INC.                                 100.0%              QUEBEC, CANADA
LES ENTREPRISES G. GAUDREAU (1986) INC.                           100.0%              FEDERAL, CANADA
MTC SUSPENSION INC.                                               100.0%              QUEBEC, CANADA
REUSINAGE KNIGHT INC.                                             100.0%              FEDERAL, CANADA
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